                                                                      Exhibit 21

Raytheon Company Organizational Chart

Raytheon Company
        ALON Materials Technologies LLC                                               Delaware
        Amber Engineering, Inc.                                                       California
              Thornwood Trust                                                         Massachusetts
       Constellation Communications, Inc.                                             Delaware
        Data Logic, Inc.                                                              Delaware
        Electronica Nayarit, S.A.                                                     Mexico
       ESY Export Company, Inc.                                                       Delaware
       E-Systems Technologies Holding, Inc.                                           Delaware
              E-Systems Technologies International, Inc.                              Virgin Islands
        EverythingAircraft LLC                                                        Delaware
        HE Microwave LLC                                                              Delaware
        HRL LLC                                                                       Delaware
              Hughes Research Analytics, Inc.                                         Delaware
        Holwood Realty Company                                                        Delaware
        Hughes (U.K.) Limited                                                         England
              Hughes Flight Training Limited                                          England
                    Groom Aviation Limited                                            England
              Hughes Microelectronics Europa Limited                                  United Kingdom
              Hughes Microelectronics Limited                                         United Kingdom
              Raytheon Microelectronics Espana, S.A.                                  Spain
        Hughes Aircraft Systems International                                         California
              Hughes Europe N.V.                                                      Belgium
              Raytheon Systems Holding Company LLC                                    Delaware
                   Thales-Raytheon Systems Company Limited                            Ireland
                       Thales-Raytheon Systems Company LLC                            Delaware
                              ACCSCO S.A.                                             Belgium
                              Advanced Electronics Systems International L.P.         Delaware
                              Air Command Systems International S.A.S.                France
                              Command and Control Systems Company LLC                 Delaware
                                  Advanced Electronics Systems International L.P.     Delaware
                                  Command and Control Systems International L.P.      Delaware
                                  Hughes Aircraft Systems International L.P.          Delaware
                                  Thales Raytheon Systems Arabia L.P.                 Delaware
                              Command and Control Systems International L.P.          Delaware
                              Hughes Aircraft Systems International L.P.              Delaware
                              Raytheon Mideast Systems Company LLC                    Delaware
                                  First Communications Company                        Saudi Arabia
                              Thales Raytheon Systems Arabia L.P.                     Delaware
                   Thales-Raytheon Systems Company LLC                                Delaware
                       ACCSCO S.A.                                                    Belgium
                       Advanced Electronics Systems International L.P.                Delaware
                       Air Command Systems International S.A.S.                       France
                       Command and Control Systems Company LLC                        Delaware
                              Advanced Electronics Systems International L.P.         Delaware
                              Command and Control Systems International L.P.          Delaware
                              Hughes Aircraft Systems International L.P.              Delaware
                              Thales Raytheon Systems Arabia L.P.                     Delaware
                       Command and Control Systems International L.P.                 Delaware
                       Hughes Aircraft Systems International L.P.                     Delaware
                       Raytheon Mideast Systems Company LLC                           Delaware
                              First Communications Company                            Saudi Arabia
                       Thales Raytheon Systems Arabia L.P.                            Delaware
        Hughes Airport Development Corporation Sdn Bhd                                Malaysia
        Hughes Asia Pacific Hong Kong Limited                                         Hong Kong

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                                                                          Page 2

Raytheon Company Organizational Chart

        Hughes Australia International PTY Limited                                    Australia
        Hughes Defence Systems Limited                                                United Kingdom
        Hughes Espana S.A.                                                            Spain
        Hughes Europe N.V.                                                            Belgium
        Hughes International Corporation                                              Delaware
              Hughes (U.K.) Limited                                                   England
                    Hughes Flight Training Limited                                    England
                          Groom Aviation Limited                                      England
                    Hughes Microelectronics Europa Limited                            United Kingdom
                    Hughes Microelectronics Limited                                   United Kingdom
                    Raytheon Microelectronics Espana, S.A.                            Spain
              Hughes Asia Pacific Hong Kong Limited                                   Hong Kong
              Hughes Australia International PTY Limited                              Australia
              MARCOS Vermogensverwaltung GmbH                                         Germany
                    Raytheon Training International GmbH                              Germany
        Hughes Nadge Corporation                                                      Delaware
        Hughes Simulation International, Inc.                                         California
        Hughes Systems Management International                                       California
        Hughes Training Italia Srl                                                    Italy
        International Electronics Systems, Inc.                                       California
        Maritime Systems Alliance LLC                                                 Delaware
        Marshall Insurance Group, Ltd.                                                Bermuda
        NEWCS, Inc.                                                                   Delaware
        Patriot Overseas Support Company                                              Delaware
        RAYCOM, INC.                                                                  Korea
        Raytag Limited                                                                Delaware
              TAG Halbleiter GmbH                                                     Germany
        Raytheon Advanced Systems Company                                             Delaware
        Raytheon Air Control Company                                                  Delaware
        Raytheon Aircraft Holdings, Inc.                                              Delaware
              Raytheon Aircraft Charter & Management, Inc.                            Kansas
              Raytheon Aircraft Company                                               Kansas
                    Arkansas Aerospace, Inc.                                          Arkansas
                    Raytheon Aircraft (Bermuda) Ltd.                                  Bermuda
                    Raytheon Aircraft Parts Inventory & Distribution Company          Kansas
                    Raytheon Aircraft Quality Support Company                         Kansas
              Raytheon Aircraft Credit Corporation                                    Kansas
                    Beech Aircraft Leasing, Inc.                                      Kansas
                    Beech Airliner Lease Corporation                                  Kansas
                    Beechcraft BB-209 Leasing, Inc.                                   Kansas
                    Beechcraft Lease Corporation                                      Kansas
                    Beechcraft Lease Special Purpose Company                          Kansas
                    Beechcraft UC-131 Leasing, Inc.                                   Kansas
                    Beechcraft UC-134 Leasing, Inc.                                   Kansas
                    Beechcraft UC-163 Leasing, Inc.                                   Kansas
                    Beechcraft UC-58 Leasing, Inc.                                    Kansas
                    Beechcraft UC-74 Leasing, Inc.                                    Kansas
                    Beechcraft UE-106 Leasing, Inc.                                   Kansas
                    Beechcraft UE-305 Leasing, Inc.                                   Kansas
                    Beechcraft UE-307 Leasing, Inc.                                   Kansas
                    Beechcraft UE-308 Leasing, Inc.                                   Kansas
                    Beechcraft UE-311 Leasing, Inc.                                   Kansas
                    Beechcraft UE-322 Leasing, Inc.                                   Kansas
                    Beechcraft UE-331 Leasing, Inc.                                   Kansas
                    Beechcraft UE-348 Leasing, Inc.                                   Kansas
                    Beechcraft UE-349 Leasing, Inc.                                   Kansas

Raytheon Company Organizational Chart

                    Beechcraft UE-50 Leasing, Inc.                                    Kansas
                    Beechcraft UE-54 Leasing, Inc.                                    Kansas
                    Franco-American Lease Corporation                                 Kansas
                    Franco-Kansas Lease Corporation                                   Kansas
                    International Lease Corporation                                   Kansas
                    Kansas Beechcraft Leasing, Inc.                                   Kansas
                    Raytheon Aircraft Credit Lease Corporation                        Kansas
                    Raytheon Aircraft Credit Special Purpose Company                  Kansas
                    Raytheon Aircraft Lease Corporation                               Kansas
                    Raytheon Aircraft Lease Special Purpose Company                   Kansas
                    Raytheon Aircraft Leasing, Inc.                                   Kansas
                    Raytheon Aircraft Receivables Corporation                         Kansas
                    Raytheon Aircraft Special Purpose Company                         Kansas
                    Raytheon Airliner Lease Corporation                               Kansas
                    Raytheon-Kansas Lease Corporation                                 Kansas
                    UE-311 Leasing Corporation                                        Kansas
              Raytheon Aircraft Regional Offices, Inc.                                Kansas
              Raytheon Aircraft Services, Inc.                                        Kansas
              Raytheon Philippines, Inc.                                              Republic of the
                                                                                      Philippines
              Raytheon Travel Air Company                                             Kansas
              Travel Air Insurance Company Ltd.                                       Kansas
                    Travel Air Insurance Company (Kansas)                             Kansas
        Raytheon Appliances Asia, Inc.                                                Delaware
       Raytheon Australia Pty Ltd.                                                    Australia
        Raytheon Brasil Sistemas De Integracao Ltda                                   Brazil
        Raytheon Canada Ltd.                                                          Canada
              Advanced Toll Management Corp.                                          Canada
        Raytheon Charitable Foundation                                                Massachusetts
        Raytheon Commercial Ventures, Inc.                                            Delaware
        Raytheon Corporate Operations, Washington Inc.                                Delaware
        Raytheon Credit Company                                                       Delaware
        Raytheon Deutschland GmbH                                                     Germany
              Raytheon Marine G.m.b.H.                                                Germany
                    Anschutz Japan Co. Ltd.                                           Japan
                    Arbeitsmedizinische Betreuungsgesellschaft Kieler Betriebe        Germany
                    GmbH
        Raytheon E-Systems Limited                                                    England
        Raytheon ESSM Co.                                                             California
        Raytheon Engineering and Maintenance Company                                  Delaware
              Raytheon Saudi Arabia Limited                                           Saudi Arabia
        Raytheon Engineers & Constructors International, Inc.                         Delaware
              RE&C Receivables Corporation                                            Delaware
        Raytheon Espana Limited                                                       Delaware
        Raytheon Europe International Company                                         Delaware
        Raytheon Europe Management Services Ltd.                                      Delaware
        Raytheon European Management Co., Inc.                                        Delaware
        Raytheon European Management and Systems Company                              Delaware
        Raytheon Exchange Holdings II, Inc.                                           Delaware
        Raytheon Exchange Holdings III, Inc.                                          Delaware
        Raytheon Exchange Holdings IV, Inc.                                           Delaware
        Raytheon Exchange Holdings V, Inc.                                            Delaware
        Raytheon Exchange Holdings, Inc.                                              Delaware
        Raytheon Gulf Systems Company                                                 Delaware
        Raytheon Hanford, Inc.                                                        Delaware
        Raytheon Holding LLC                                                          Delaware


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                                                                          Page 4

Raytheon Company Organizational Chart

        Raytheon International Support Company                                        Delaware
        Raytheon International Trade Ltd.                                             Virgin Islands
        Raytheon International, Inc.                                                  Delaware
              Raytheon Do Brasil Ltda.                                                Sao Paolo
              Raytheon International Korea, Inc.                                      Korea
        Raytheon International, Mid-East Limited                                      Delaware
        Raytheon Investment Company                                                   Delaware
        Raytheon Italy Liaison Company                                                Delaware
        Raytheon Korean Support Company                                               Delaware
        Raytheon Logistics Support & Training Company                                 Delaware
        Raytheon Logistics Support Company                                            Delaware
        Raytheon Marine Sales and Service Company                                     Delaware
        Raytheon Mediterranean Systems Company                                        Delaware
        Raytheon Middle East Systems Company                                          Delaware
        Raytheon Overseas Limited                                                     Delaware
        Raytheon Pacific Company                                                      Delaware
        Raytheon Patriot Support Company                                              Delaware
        Raytheon Peninsula Systems Company                                            Delaware
        Raytheon Procurement Company, Inc.                                            Delaware
              Comlog GmbH                                                             Germany
              Systems For Defense Company                                             Delaware
       Raytheon Professional Services LLC                                             Delaware
              Shanghai Raytheon Professional Services Consulting Company Ltd.         People's Republic of
                                                                                      China
        Raytheon Radar Ltd.                                                           Delaware
        Raytheon Receivables, Inc.                                                    Delaware
        Raytheon STI Company                                                          Delaware
        Raytheon Seismic Company                                                      Delaware
        Raytheon Southeast Asia Systems Company                                       Delaware
        Raytheon Spanish Support Company                                              Delaware
        Raytheon Systems Company LLC                                                  Delaware
        Raytheon Systems Development Company                                          Delaware
        Raytheon Systems France S.A.R.L.                                              France
        Raytheon Systems Holding Company LLC                                          Delaware
              Thales-Raytheon Systems Company Limited                                 Ireland
                   Thales-Raytheon Systems Company LLC                                Delaware
                         ACCSCO S.A.                                                  Belgium
                         Advanced Electronics Systems International L.P.              Delaware
                         Air Command Systems International S.A.S.                     France
                         Command and Control Systems Company LLC                      Delaware
                                Advanced Electronics Systems International L.P.       Delaware
                                Command and Control Systems International L.P.        Delaware
                                Hughes Aircraft Systems International L.P.            Delaware
                                Thales Raytheon Systems Arabia L.P.                   Delaware
                         Command and Control Systems International L.P.               Delaware
                         Hughes Aircraft Systems International L.P.                   Delaware
                         Raytheon Mideast Systems Company LLC                         Delaware
                                First Communications Company                          Saudi Arabia
                         Thales Raytheon Systems Arabia L.P.                          Delaware
              Thales-Raytheon Systems Company LLC                                     Delaware
                   ACCSCO S.A.                                                        Belgium
                   Advanced Electronics Systems International L.P.                    Delaware
                   Air Command Systems International S.A.S.                           France
                   Command and Control Systems Company LLC                            Delaware
                         Advanced Electronics Systems International L.P.              Delaware
                         Command and Control Systems International L.P.               Delaware

Raytheon Company Organizational Chart

                         Hughes Aircraft Systems International L.P.                   Delaware
                         Thales Raytheon Systems Arabia L.P.                          Delaware
                   Command and Control Systems International L.P.                     Delaware
                   Hughes Aircraft Systems International L.P.                         Delaware
                   Raytheon Mideast Systems Company LLC                               Delaware
                         First Communications Company                                 Saudi Arabia
                   Thales Raytheon Systems Arabia L.P.                                Delaware
        Raytheon Systems International Company                                        Delaware
              Raytheon Brasil Sistemas De Integracao Ltda                             Brazil
        Raytheon Systems Israel Company                                               Delaware
        Raytheon Systems Support Company                                              Delaware
        Raytheon Technical Services Company                                           Delaware
              Range Systems Engineering Company                                       Delaware
              Range Systems Engineering Support Company                               Delaware
              Raytheon Canada Services Company Ltd.                                   Canada
              Raytheon Services Company Puerto Rico                                   Delaware
              Raytheon Support Services Company LLC                                   Delaware
              Raytheon Technical Services Guam, Inc.                                  Guam
              Raytheon Technical Services International Company                       Delaware
                   Raytheon Technical Services Ukraine                                Ukraine
              Raytheon Technical Services Ukraine                                     Ukraine
        Raytheon Technical and Administration Services Ltd.                           Delaware
        Raytheon Technologies Incorporated                                            California
        Raytheon United Kingdom Limited                                               England
              Computer Systems & Programming Limited                                  England
              Data Logic Altergo, Ltd.                                                England
              Data Logic Limited                                                      England
              Data Logic Properties Limited                                           England
              Hallams (Electrical Contractors) Limited                                England
              Penmar & Company Ltd.                                                   England
              Raycab (North) Limited                                                  England
              Raycab (South) Limited                                                  England
              Raytheon Marine Europe Limited                                          England
              Raytheon Systems Ltd.                                                   England
                    Raytheon Aircraft Services Ltd.                                   England
                    Raytheon Computer Products Europe Limited                         England
                    Raytheon TI Systems, Ltd.                                         England
              Raytheon-Tag Components Limited                                         England
              Square One Computer Services Limited                                    England
        Seismograph Service Corporation                                               Delaware
              Seismograph Service France                                              France
       SilentRunner, Inc.                                                             Delaware
       Space Imaging, Inc.                                                            Delaware
        Subsidiary X Company                                                          Delaware
        Switchcraft de Mexico S.A. de C.V.                                            Mexico
        Thoray Electronics Corporation                                                Delaware
        Translant, Inc.                                                               Texas
        Tube Holding Company, Inc.                                                    Connecticut
        Xyplex Foreign Sales Corporation, Inc.                                        Virgin Islands
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